================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------

                                    FORM 8-K
                          -----------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   May 8, 2002
                          -----------------------------
                Date of report (Date of earliest event reported)




                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-9078           `       22-1620387
     ---------------         ----------------------      ---------------------
     (State or other         Commission File Number      (I.R.S. Employer
     jurisdiction of                                     Identification Number)
     incorporation)


    One Meadowlands Plaza, East Rutherford, New Jersey              07073
    ----------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code     (201) 549-4400
     ---------------------------------------------------------------------



                     1790 Broadway, New York, New York 10019
     ---------------------------------------------------------------------
          Former name or former address, if changed since last report)



================================================================================

Item 4. Changes in Registrant's Certifying Accountant.

     On May 8, 2002, The Alpine Group, Inc. (the "Company"), based on the recommendation of the Audit Committee of the Company's Board of Directors, terminated the engagement of Arthur Andersen LLP ("AA") as the Company's independent public accountants. The Company is currently interviewing independent accounting firms, but has not yet retained one, to serve as the Company's independent public accountants for the year ending December 31, 2002. Such retention of new independent public accountants will be subject to the recommendation of the Audit Committee of the Company's Board of Directors.

     AA's reports on the Company's consolidated financial statements for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2000 and 2001 and through the date hereof, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreements in connection with AA's reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided AA with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated May 8, 2002, stating its agreement with such statements.


Item 7. Financial Statements and Exhibits.

     The following exhibits are filed herewith:

     Exhibit 16   --  Letter, dated May 8, 2002, from Arthur Andersen LLP to the
                      Securities Exchange Commission

     Exhibit 99   --  Press release, dated May 10, 2002, of The Alpine Group,
                      Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly organized.

                                         THE ALPINE GROUP, INC.



Date:    May 10, 2002                    By  /s/ David S. Aldridge
                                             Name:  David S. Aldridge
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

  16 Letter, dated May 8, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission

  99         Press release, dated May 10, 2002, of The Alpine Group, Inc.